Income Taxes	12 Months Ended
Jun. 30, 2016
Income Taxes [Abstract]
INCOME TAXES
NOTE 14	INCOME TAXES

Deferred income tax assets and liabilities are computed annually for differences between the financial statement and income tax bases of assets and liabilities. Such deferred income tax asset and liability computations are based on enacted tax laws and rates applicable to periods in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amounts expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred income tax assets and liabilities.

Deferred income taxes result from temporary differences in the recognition of revenues and expenses for financial and tax reporting purposes. At June 30, 2016 and 2015, deferred income tax assets, which are fully reserved, were comprised primarily of the net operating loss carryforwards of approximately $8,930,000 and $8,270,000, respectively.

The valuation allowance increased by $660,000 and $816,559 during the years ended June 30, 2016 and 2015, respectively, as a result of the increase in the net operating carryforwards. Management believes it is more likely than not that the net operating losses will not be utilized, so a full valuation reserve has been recorded accordingly.

For federal income tax purposes, the Company has net operating loss carryforwards of approximately $30,205,000 as of June 30, 2016 that expire through 2036, $28,555,000 as of June 30, 2015 that expire through 2035. Additionally, the ultimate utilization of net operating losses may be limited by change of control provision under section 382 of the Internal Revenue Code.